UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2100 McKinney Avenue

Suite 1250

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (214) 242-1955

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On June 12, 2013, Summit Midstream Partners, LP (the “Partnership”) issued a press release announcing the pricing of the previously announced private offering of $300,000,000 aggregate principal amount of senior notes (the “Notes”) to be issued by Summit Midstream Holdings, LLC, a direct, wholly owned subsidiary of the Partnership (“Summit Holdings”), and Summit Midstream Finance Corp., a direct, wholly-owned subsidiary of Summit Holdings. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events.

On June 5, 2013, the Partnership filed a Form 8-K (the “Original 8-K”) with respect to the launch of the Notes offering. The Original 8-K included the Partnership’s pro forma ratio of earnings to fixed charges for the three months ended March 31, 2013 and the year ended December 31, 2012 and filed an Exhibit 12.1 relating to the Partnership’s computation of the ratio of earnings to fixed charges for the three months ended March 31, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010. This report is filed to amend the Original 8-K to provide a revised Exhibit 12.1 with respect to the computation of the ratio of earnings to fixed charges for (i) the three months ended March 31, 2013 and 2012, (ii) the years ended December 31, 2012, 2011 and 2010, and (iii) the three months ended March 31, 2013 and the year ended December 31, 2012 on a pro forma basis after giving effect to the assumptions set forth in the unaudited pro forma condensed combined financial statements included as Exhibit 99.5 to the Partnership’s 8-K filed on June 5, 2013 with respect to the acquisition of Bison Midstream, LLC. The revised Exhibit 12.1 is filed herewith and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

By: Summit Midstream GP, LLC (its general partner)

Date: June 12, 2013	/s/ Matthew S. Harrison
Matthew S. Harrison, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges
99.1	Press Release